Exhibit 10.3

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of August 16, 2017 (this “Supplemental Indenture”), to the INDENTURE, dated as of March 2, 2017 (the “Indenture”), among ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD., as Issuer (the “Issuer”), ACRE COMMERCIAL MORTGAGE 2017-FL3 LLC, as Co-Issuer (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Advancing Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee (the “Trustee”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Note Administrator (the “Note Administrator”).

WITNESSETH:

WHEREAS, the parties hereto have agreed to modify certain provisions of the Indenture as set forth in this Supplemental Indenture pursuant to Section 8.1(a)(xvi) of the Indenture to modify the Reinvestment Criteria;

WHEREAS, all of the Holders of each Outstanding Class of Notes and of the Preferred Shares have each consented to the execution of this Supplemental Indenture (and each of them has received a copy of the proposed form of this Supplemental Indenture in accordance with Section 8.3 of the Indenture and is hereby waiving any applicable notice period), which consent and waiver are evidenced by the acknowledgements by such parties below;

WHEREAS, because all Noteholders have consented to this Supplemental Indenture, no evidence that this Supplemental Indenture will not materially adversely affect in any material respect the interests of any Noteholder is required under Section 8.1(a)(xvi).

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Unless otherwise noted herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture or the Servicing Agreement.

2.Reinvestment Criteria. Clause (b) of the definition of “Reinvestment Criteria” is hereby amended by replacing the words “five years” with the words “five years and two months”.

3.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Indenture are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Indenture or for any purpose except as expressly set forth herein.

4.Direction and Waiver. The Noteholders and Preferred Share Holders hereby direct the Note Administrator and the Trustee to execute this First Supplemental Indenture and thereby waive all notice requirements by each of the Note Administrator and 17g-5 Information Provider pursuant to Section 8.3 of the Indenture. By signing this Agreement, each of the parties hereto and Noteholders hereby agree to waive the applicable notice requirements under Section 8.3 of the Indenture related to this Supplemental Indenture.

5.Conditions Precedent. Section 2 shall become effect on the date (the “Effective Date” each of the following conditions precedent have been met:

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(a)receipt by the Trustee and the Note Administrator of this Supplemental Indenture duly executed by the Co-Issuers, the Trustee, the Note Administrator, and acknowledged by each Noteholder and each Preferred Shareholder;

(b)receipt by the Trustee and the Note Administrator of the opinion of Cadwalader, Wickersham & Taft LLP stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied; and

(c)receipt by the Trustee and the Note Administrator of the opinion of Cadwalader, Wickersham & Taft LLP stating that the proposed supplemental indenture will not cause the Issuer to (x) fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes or (y) be treated as a foreign corporation that is engaged in a trade or business in the United States for U.S. federal income tax purposes.

6.GOVERNING LAW; Miscellaneous. (a) THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(a)This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Supplemental Indenture in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Supplemental Indenture.

(b)The statements contained in the recitals to this Supplemental Indenture shall be taken as the statements of the Issuer, and the Trustee and the Note Administrator assume no responsibility for their correctness. Neither the Trustee nor the Note Administrator makes any representation as to the validity or sufficiency of this Supplemental Indenture (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Supplemental Indenture, the Trustee and the Noteholder shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee and the Noteholder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

ACRE Commercial Mortgage 2017-FL3 Ltd.,
as Issuer

By:	/s/Anton Feingold
Name: Anton Feingold
Title: Director

ACRE Commercial Mortgage 2017-FL3 LLC,
as Co-Issuer

By:	/s/Anton Feingold
Name: Anton Feingold
Title: Vice President

Wilmington Trust, National Association,
solely in its capacity as Trustee and not in its individual capacity

By:	/s/Drew Davis
Name: Drew Davis
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
solely in its capacity as Note Administrator and not in its individual capacity

By:	/s/Alison Roth
Name: Alison Roth
Title: Vice President

ACKNOWLEDGED AND AGREED,
as Holders of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes:

NEW YORK LIFE INSURANCE COMPANY

By:	/s/Brian Furlong
Name: Brian Furlong
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:     /s/Brian Furlong
Name: Brian Furlong
Title: Vice President

ACKNOWLEDGED AND AGREED,
as Holder of the Class E Notes, the Class F Notes and the Preferred Shares:

ACRC 2017-FL3 HOLDER LLC

By:     /s/Anton Feingold
Name: Anton Feingold
Title: Vice President